UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 4, 2005
Date of report (Date of earliest event reported):

GERMAN AMERICAN BANCORP
(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or other jurisdiction of incorporation)	0-11244 (Commission File Number)	35-1547518 (IRS Employer Identification No.)

711 Main Street Box 810 Jasper, Indiana (Address of Principal Executive Offices)	47546 (Zip Code)

(812) 482-1314
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On February 4, 2005, German American Bancorp (the “Company”), issued a press release announcing its results for the quarter and year ended December 31, 2004 and making other disclosures. A copy of the press release and the consolidated financial statements that were included with that press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

The information incorporated by reference herein from Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events.

The Company’s Board of Directors has declared a cash dividend of $0.14 per share which will be payable on February 20, 2005 to shareholders of record as of February 10, 2005.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99
Press release issued by the Company on February 4, 2005. This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP By: /s/ Mark A. Schroeder Mark A. Schroeder, President and Chief Executive Officer

Dated:  February 4, 2005

EXHIBIT INDEX

99
Press release issued by the Company on February 4, 2005. This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.